UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2012

Pentair Ltd.

(Exact name of registrant as specified in its charter)

Switzerland	333-181250	98-1050812
(Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3550
(Primary Standard Industrial Classification Code Number)

Freier Platz 10

CH-8200 Schaffhausen, Switzerland

(Address of Principal Executive Offices, including Zip Code)

41-52-633-02-44

(Registrant’s telephone number, including Area Code)

Tyco Flow Control International Ltd.

(Registrant’s former name)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Pentair Ltd. (formerly known as Tyco Flow Control International Ltd. and hereafter, “New Pentair”) filed with the U.S. Securities and Exchange Commission a Registration Statement on Form S-4 (Registration No. 333-181250), as amended (the “Form S-4 Registration Statement”), relating to New Pentair’s registered shares, nominal value CHF 0.50 per share (the “New Pentair Shares”), to be issued to shareholders of Pentair, Inc. (“Pentair”) in connection with the merger of an indirect wholly-owned subsidiary of New Pentair with and into Pentair (the “Merger”). New Pentair is filing the opinion of Homburger AG related to the issuance of the New Pentair Shares in the Merger (the “Opinion”) as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference, for the purpose of making the Opinion available to potential investors in connection with the Merger.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is being filed herewith:

Exhibit	Description

99.1	Opinion of Homburger AG.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 18, 2012	PENTAIR LTD.

	By:	/s/ John S. Jenkins, Jr.
Name: John S. Jenkins, Jr.
Title: Director

PENTAIR LTD.

Exhibit Index to Current Report on Form 8-K

Dated September 18, 2012

Exhibit Number	Description

99.1	Opinion of Homburger AG.